Investments in Unconsolidated Affiliates	6 Months Ended
Jun. 30, 2026
Investments in Unconsolidated Affiliates [Abstract]
Investments in unconsolidated affiliates

Note 22. Investments in unconsolidated affiliates

Quantix Edge Security S.L.

On September 11, 2025, WISeKey and SEALSQ made aggregate capital contributions of EUR 3.825 million to Quantix Edge Security, S.L. (“Quantix”), a Spanish joint venture, representing a combined Group ownership interest of 25.5%. The Group determined that it does not control Quantix but has the ability to exercise significant influence. Accordingly, the investment is accounted for under the equity method of accounting. The investment was initially recorded at cost. No material basis differences requiring amortization were identified at the acquisition date.

Quantix was in a pre-operational stage as of June 30, 2026. An equity method loss of USD 213,991 was recognized for the six months ended June 30, 2026. During the period, the Group also recorded an immaterial correction to the carrying amount of the investment related to the application of WISeKey’s CHF functional currency. The carrying amount of the investment was approximately USD 4,262,000 as of June 30, 2026, and approximately USD 4,476,000 as of December 31, 2025. No impairment was identified as of June 30, 2026.

Management evaluated the significance of Quantix under Rule 1-02(w) of Regulation S-X as of and for the six months ended June 30, 2026. None of the applicable thresholds exceeded 20%. Accordingly, summarized financial information is not required.